                                                                    EXHIBIT 99.1


CONTACTS:  Media Contact:                  Investor/Financial Analyst Contact:
           Jeff Nessler                    Ed Eiland
           Internet Security Systems       Internet Security Systems
           404-236-3026                    404-236-4053
           jnessler@iss.net                eeiland@iss.net


             INTERNET SECURITY SYSTEMS REPORTS SECOND QUARTER 2004;
                             RAISES ANNUAL GUIDANCE


ATLANTA -- July 21, 2004 -- Internet Security Systems, Inc. (ISS) (Nasdaq:
ISSX), a leading global provider of enterprise security solutions, today announced financial results for the second quarter ended June 30, 2004. Additionally, the Company is providing its business outlook for the third quarter ending September 30, 2004 and updating its outlook for the year.

REVENUES

Revenues were $69,540,000 for the second quarter of 2004, an 18% increase compared with second quarter 2003 revenues of $59,125,000.

GAAP EARNINGS

Reported net income under generally accepted accounting principles (GAAP) for the second quarter of 2004 was $5,460,000, or $0.11 per diluted share, compared with reported net income of $4,891,000, or $0.10 per diluted share, in the second quarter of 2003.

NON-GAAP EARNINGS

Non-GAAP net income for the second quarter of 2004 and 2003 excludes the after-tax impact of non-cash expense for amortization of acquisition related intangibles and acquisition related compensation charges for unvested stock options. Non-GAAP net income for the second quarter of 2004 was $6,636,000, or $0.14 per diluted share, compared with $5,878,000, or $0.12 per diluted share, in the second quarter of 2003.

"Throughout ISS' 10-year history, the company has maintained an unwavering commitment to innovation through intensive security research and development," said Tom Noonan, chairman, president and chief executive officer of Internet Security Systems. "Our strong second quarter is a testament to our leadership position in the growing markets of intrusion prevention and vulnerability management. We attribute this growth to the market's endorsement of the need for a new standard in security; security products and services that preemptively protect organizations from Internet threats before they impact business."

BUSINESS OUTLOOK

The following Business Outlook is based on current expectations. The statements in this Business Outlook are forward-looking, and actual results may differ materially. These statements do not reflect the potential impact of any mergers, acquisitions or other business combinations that may be completed after the date of this press release. During the quarter, ISS' corporate representatives may reiterate the company's published Business Outlook during private meetings with investors, investment analysts, the media and others. At the same time, ISS will keep its most current earnings release and any subsequent press releases containing the then current Business Outlook publicly available on its Web site at www.iss.net. Prior to the start of ISS' Quiet Period for the third quarter, the public can continue to rely on the Business Outlook set forth in this press release as being ISS' current expectations on matters covered, unless ISS publishes a notice stating otherwise. During the Quiet Period, ISS and its corporate representatives will not comment concerning the previously published Business Outlook. During the Quiet Period, the company's press releases and filings with the SEC on Forms 10-K and 10-Q should be considered historical, speaking as of prior to the Quiet Period only and not subject to update by the company. ISS' Quiet Period at the end of the third quarter is expected to run from September 15, 2004 until financial results are released in October 2004. This Business Outlook assumes that the enterprise spending environment for the remainder of 2004 will remain consistent with ISS' current experience during the first half of 2004. The outlook takes into account that the mix of Proventia product offerings impacts our results as they have different proportions of the sale recorded as revenue in current and future periods. ISS remains focused on costs with the expectation to produce further earnings leverage in the second half of the year.

For the year ending December 31, 2004, ISS currently expects to achieve revenues in the range of $280 million to $290 million. GAAP net income is expected to be in the range of $0.49 to $0.57 per diluted share. Non-GAAP net income is expected to be in the range of $0.59 to $0.67 per diluted share.

For the quarter ending September 30, 2004, ISS currently expects to achieve revenues in the range of $69 million to $73 million. GAAP net income is expected to be in the range of $0.12 to $0.15 per diluted share. Non-GAAP net income is expected to be in the range of $0.14 to $0.17 per diluted share.

Non-GAAP net income excludes non-cash acquisition related charges, consisting of amortization of intangibles and compensation charges for unvested stock options and the tax effect of these adjustments, estimated to be $1.1 million for the quarter ending September 30, 2004 and $4.5 million for the year ending December 31, 2004. Non-GAAP financial measures used in this press release are reconciled to the appropriate GAAP measures in the tables contained in the Consolidated Statements of Operations and the Business Outlook Reconciliation included with this press release. Reconciliation information can also be found in ISS' Form 8-K filed today with the Securities and Exchange Commission and available through ISS' Web site at www.iss.net or the Securities and Exchange Commission Web site at www.sec.gov.

STOCK REPURCHASE PROGRAM

The ISS Board of Directors also approved a new stock repurchase program following the expiration of ISS' stock repurchase program announced in July 2002. Under the new stock repurchase program, ISS may repurchase up to $50 million of its outstanding common stock over the 12 months ending July 19, 2005. Purchases under the program may be made from time to time in private transactions or open market purchases as permitted by securities laws and other legal requirements. The program may be discontinued at any time.

EARNINGS CONFERENCE CALL

The Company's conference call regarding this press release is being held Wednesday, July 21, 2004 at 4:15 p.m. Eastern Time and can be accessed as follows:

DATE/TIME:                  Wednesday, July 21, 2004 at 4:15 p.m. EDT

DIAL IN:                            Domestic          800-299-9086
                                    International     617-786-2903
                                    Passcode          ISSX (or 4779)

A live Webcast of this conference call will be available at www.iss.net and the archived Webcast will remain accessible on the ISS Web site until August 31, 2004. An audio rebroadcast of the teleconference will be available through July 28, 2004.

REBROADCAST DIAL IN:                 Domestic         888-286-8010
                                     International    617-801-6888
                                     Passcode         ISSX (or 4779)

Additional investor information can be accessed on the Internet Security Systems Web site or by contacting the Investor Relations department at 888- 901-7477.


ABOUT INTERNET SECURITY SYSTEMS, INC.

Internet Security Systems is the trusted expert to global enterprises and world governments providing products and services that protect against Internet threats. An established world leader in security since 1994, ISS delivers proven cost efficiencies and reduces regulatory and business risk across the enterprise for more than 11,000 customers worldwide. ISS products and services are based on the proactive security intelligence conducted by ISS' X-Force(R) research and development team - the unequivocal world authority in vulnerability and threat research. Headquartered in Atlanta, Internet Security Systems has additional operations throughout the Americas, Asia, Australia, Europe and the Middle East. For more information, visit the Internet Security Systems Web site at www.iss.net or call 800-776-2362.

# # #

FORWARD-LOOKING STATEMENTS

This press release, other than historical information, includes forward-looking statements made pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Some of these forward-looking statements include our Business Outlook and statements regarding new products, products under development and related plans. The risks and uncertainties which could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, the following: the level of demand for ISS' products; customer budgets; the volume and timing of orders; the mix of products sold and whether revenue is recognized upon sale or deferred to subsequent periods; product and price competition; ISS' ability to develop new and enhanced products; acceptance of new and enhanced products by customers; ISS' ability to accurately forecast and produce demanded quantities of its appliance products and models; ISS' ability to integrate acquisitions or investments; ISS' ability to attract and retain key personnel; reliance on distribution channels through which ISS' products are sold; reliance on contract manufacturers to produce ISS appliance products; availability of component parts of appliance products; changes in accounting policies, standards, guidelines or principles that may be adopted by regulatory agencies or the Financial Accounting Standards Board; the assertion of infringement claims with respect to ISS' intellectual property; foreign currency exchange rates; risks concerning the rapid change of technology; and general economic factors. These risks and others are discussed in ISS' periodic filings with the Securities and Exchange Commission, including ISS' 2003 Annual Report on Form 10-K and ISS' Quarterly Report on Form 10-Q for the first quarter ended March 31, 2004. These filings can be obtained either by contacting ISS Investor Relations or through ISS' Web site at www.iss.net or the Securities and Exchange Commission's Web site at www.sec.gov.

NON-GAAP FINANCIAL MEASURES

ISS believes that Non-GAAP net income, which excludes the after-tax effect of non-cash acquisition related expenses, is an additional meaningful measure of operating performance. Non-GAAP financial measures are not prepared in accordance with generally accepted accounting principles and may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be used as a substitute for, or considered superior to, measures of financial performance prepared in accordance with generally accepted accounting principles. ISS believes that its presentation of Non-GAAP net income and Non-GAAP operating margin provides useful information to investors as a measure of operating performance basic to its ongoing operations, which is more comparable from period to period without the charges related to occasional acquisition activity. ISS historically used the Non-GAAP net income measure to provide its forward-looking business outlook and compare with financial analysts estimates, and uses non-GAAP net income and operating margin measures to evaluate its internal performance, including as a basis for calculating incentive compensation.

Internet Security Systems and Proventia are trademarks, and X-Force is a registered trademark of Internet Security Systems, Inc.

                         INTERNET SECURITY SYSTEMS, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                   (UNAUDITED)

                                                                                     THREE MONTHS ENDED JUNE 30,
                                                                                     ---------------------------
                                                                                       2004              2003
                                                                                       ----              ----
Revenues:
  Product licenses and sales                                                         $ 28,851          $ 24,349
  Subscriptions                                                                        34,267            27,926
  Professional services                                                                 6,422             6,850
                                                                                     --------          --------
                                                                                       69,540            59,125

Costs and expenses:
  Cost of revenues:
    Product licenses and sales                                                          4,948             1,804
    Subscriptions and professional services                                            12,546            12,539
                                                                                     --------          --------
  Total cost of revenues                                                               17,494            14,343

  Research and development                                                             11,446            10,121
  Sales and marketing                                                                  24,116            20,995
  General and administrative                                                            6,342             5,439
  Amortization of other intangibles & stock based compensation                          1,844             1,325
                                                                                     --------          --------
                                                                                       61,242            52,223

Operating income                                                                        8,298             6,902

Interest income                                                                           464               737
Minority interest                                                                        (284)              (14)
Other income                                                                              160                 9
Foreign currency exchange gain (loss)                                                     (72)              225
                                                                                     --------          --------
Income before income taxes                                                              8,566             7,859
Provision for income taxes                                                              3,106             2,968
                                                                                     --------          --------
Net income                                                                           $  5,460          $  4,891
                                                                                     ========          ========


Basic net income per share of Common Stock                                           $   0.11          $   0.10
                                                                                     ========          ========
Diluted net income per share of Common Stock                                         $   0.11          $   0.10
                                                                                     ========          ========


Weighted average shares:

  Basic                                                                                47,654            49,510
                                                                                     ========          ========
  Diluted                                                                              48,756            50,452
                                                                                     ========          ========

RECONCILIATION OF NON-GAAP FINANCIAL INFORMATION FOR THE THREE MONTHS
ENDED JUNE 30, 2004 AND JUNE 30, 2003:

Operating income                                                                     $  8,298          $  6,902
Add back amortization of other intangibles and stock based compensation                 1,844             1,325
                                                                                     --------          --------
Non-GAAP operating income                                                              10,142             8,227
Other income, net                                                                         268               957
                                                                                     --------          --------
Non-GAAP income before income taxes                                                    10,410             9,184
Provision for income taxes(A)                                                           3,774             3,306
                                                                                     --------          --------
Non-GAAP net income                                                                  $  6,636          $  5,878
                                                                                     ========          ========


Non-GAAP operating margin                                                                  15%               14%
                                                                                     ========          ========
Non-GAAP diluted net income per share of Common Stock                                $   0.14          $   0.12
                                                                                     ========          ========

(A) For the Non-GAAP net income calculation, income tax rates of 36.25% and 36.00% were used for the quarters ended June 30, 2004 and 2003, respectively. The effective income tax rate for the quarter ended
     June 30, 2004 for GAAP is also approximately 36.25%.

                         INTERNET SECURITY SYSTEMS, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                   (UNAUDITED)

                                                                                     SIX MONTHS ENDED JUNE 30,
                                                                                     -------------------------
                                                                                       2004              2003
                                                                                       ----              ----
Revenues:
  Product licenses and sales                                                         $ 57,636          $ 50,613
  Subscriptions                                                                        67,109            54,824
  Professional services                                                                11,859            13,141
                                                                                     --------          --------
                                                                                      136,604           118,578

Costs and expenses:
  Cost of revenues:
    Product licenses and sales                                                          9,056             3,245
    Subscriptions and professional services                                            24,219            24,887
                                                                                     --------          --------
  Total cost of revenues                                                               33,275            28,132


  Research and development                                                             22,697            19,792
  Sales and marketing                                                                  48,470            42,171
  General and administrative                                                           12,593            10,979
  Amortization of other intangibles & stock based compensation                          3,618             2,729
                                                                                     --------          --------
                                                                                      120,653           103,803

Operating income                                                                       15,951            14,775

Interest income, net                                                                      992             1,380
Minority interest                                                                        (411)             (102)
Other income                                                                              217                33
Foreign currency exchange gain                                                              5               469
                                                                                     --------          --------
Income before income taxes                                                             16,754            16,555
Provision for income taxes                                                              6,074             6,302
                                                                                     --------          --------
Net income                                                                           $ 10,680          $ 10,253
                                                                                     ========          ========


Basic net income per share of Common Stock                                           $   0.22          $   0.21
                                                                                     ========          ========
Diluted net income  per share of Common Stock                                        $   0.22          $   0.21
                                                                                     ========          ========

Weighted average shares:
  Basic                                                                                48,064           49,249
                                                                                     ========          ========
  Diluted                                                                              49,366           49,934
                                                                                     ========          ========

RECONCILIATION OF NON-GAAP FINANCIAL INFORMATION FOR THE SIX MONTHS ENDED
JUNE 30, 2004 AND JUNE 30, 2003:

Operating income                                                                     $ 15,951          $ 14,775
Add back amortization of other intangibles and stock based compensation expense         3,618             2,729
                                                                                     --------          --------
Non-GAAP operating income                                                              19,569            17,504
Other income, net                                                                         803             1,780
                                                                                     --------          --------
Non-GAAP income before income taxes                                                    20,372            19,284
Provision for income taxes                                                              7,385             6,942
                                                                                     --------          --------
Non-GAAP net income                                                                  $ 12,987          $ 12,342
                                                                                     ========          ========


Non-GAAP operating margin                                                                  14%               15%
                                                                                     ========          ========
Non-GAAP diluted net income per share of Common Stock                                $   0.26          $   0.25
                                                                                     ========          ========

(A) For the Non-GAAP net income calculation, income tax rates of 36.25% and 36.00% were used for the six months ended June 30, 2004 and 2003, respectively.
The effective income tax rate for the six months ended June 30, 2004 for GAAP is also approximately 36.25%.

                         INTERNET SECURITY SYSTEMS, INC.
                           CONSOLIDATED BALANCE SHEETS
           (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                                JUNE 30,         DECEMBER 31,
                                                                                  2004              2003
                                                                                  ----              ----
                                                                               (unaudited)
                                 ASSETS

Current assets:
  Cash and cash equivalents                                                    $ 120,383         $ 184,551
  Marketable securities                                                           74,905            53,630
  Accounts receivable, less allowance for doubtful accounts of $3,011 and
  $2,755 respectively                                                             65,973            66,588
  Inventory                                                                        1,580               750
  Prepaid expenses and other current assets                                       10,499            10,732
                                                                               ---------         ---------
    Total current assets                                                         273,340           316,251

Property and equipment:
  Computer equipment                                                              53,550            45,261
  Office furniture and equipment                                                  21,728            21,311
  Leasehold improvements                                                          21,603            21,674
                                                                               ---------         ---------
                                                                                  96,881            88,246
  Less accumulated depreciation                                                   59,244            52,427
                                                                               ---------         ---------
                                                                                  37,637            35,819
Restricted cash and marketable securities                                         12,760            12,760
Goodwill, less accumulated amortization of $27,381                               222,240           201,303
Other intangible assets, less accumulated amortization of $17,045 and
$13,499, respectively                                                             21,695             9,728
Other assets                                                                       7,407             5,421
                                                                               ---------         ---------
    Total assets                                                               $ 575,079         $ 581,282
                                                                               =========         =========


                  LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
  Accounts payable                                                             $   5,282         $   5,145
  Accrued expenses                                                                25,459            26,092
  Deferred revenues                                                               58,790            55,271
                                                                               ---------         ---------
Total current liabilities                                                         89,531            86,508

Other non-current liabilities                                                      5,887             2,573
Deferred revenues, less current portion                                            9,303             5,858
Commitments and contingencies

Stockholders' equity:
  Preferred stock; $.001 par value; 20,000,000 shares authorized, none
  issued or outstanding                                                               --                --
  Common stock; $.001 par value; 120,000,000 shares authorized,
  50,324,000 and 49,841,000 shares issued, respectively                               50                50
  Additional paid-in-capital                                                     486,262           475,062
  Deferred compensation                                                           (4,391)              (92)
  Accumulated other comprehensive income                                           2,932             7,452
  Retained earnings                                                               32,931            22,251
  Treasury stock, at cost (3,193,000 and 1,310,000 shares,
  respectively)                                                                  (47,426)          (18,380)
                                                                               ---------         ---------
    Total stockholders' equity                                                   470,358           486,343
                                                                               ---------         ---------
    Total liabilities and stockholders' equity                                 $ 575,079         $ 581,282
                                                                               =========         =========

                    CONSOLIDATED STATEMENTS OF CASH FLOWS
                            (AMOUNTS IN THOUSANDS)
                                 (UNAUDITED)

                                                                                SIX MONTHS ENDED JUNE 30,
                                                                                  2004              2003
                                                                                  ----              ----
OPERATING ACTIVITIES

Net income                                                                     $  10,680         $  10,253
Adjustments to reconcile net income to net cash
  provided by operating activities:
    Depreciation                                                                   6,817             7,296
    Amortization of other intangibles and stock based compensation                 3,618             2,729
    Accretion of discount on marketable securities                                   (4)               117
    Minority interest                                                                411               102
    Deferred compensation expense                                                    854                --
    Income tax benefit from exercise of stock options                              4,694             5,492
    Gain on issuance of subsidiary stock                                            (240)              (66)


Changes in assets and liabilities, excluding the effects of acquisitions:

  Accounts receivable                                                              1,377             5,389
  Inventory                                                                         (830)              605
  Prepaid expenses and other assets                                               (1,738)           (1,214)
  Accounts payable and accrued expenses                                           (2,007)             (805)
  Deferred revenues                                                                4,479            (2,467)
                                                                               ---------         ---------
    NET CASH PROVIDED BY OPERATING ACTIVITIES                                     28,111            27,431


INVESTING ACTIVITIES
Acquisitions, net of cash received                                               (34,022)               --
Purchases of marketable securities                                               (40,850)          (37,867)
Net proceeds from maturity of marketable securities                               19,579            31,563
Release of restricted cash and marketable securities                                  --               565
Purchases of property and equipment                                               (8,182)           (4,394)
Net proceeds from issuance of subsidiary stock                                       373                97
                                                                               ---------         ---------
    NET CASH USED IN INVESTING ACTIVITIES                                        (63,102)          (10,036)


FINANCING ACTIVITIES
Proceeds from exercise of stock options                                            1,175               317
Proceeds from employee stock purchase plan                                           750               853
Purchases of treasury stock                                                      (29,046)           (2,145)
                                                                               ---------         ---------
    NET CASH USED IN FINANCING ACTIVITIES                                        (27,121)             (975)


Foreign currency impact on cash                                                   (2,056)              751
                                                                               ---------         ---------
Net increase (decrease) in cash and cash equivalents                             (64,168)           17,171
Cash and cash equivalents at beginning of period                                 184,551           148,317
                                                                               ---------         ---------
Cash and cash equivalents at end of period                                     $ 120,383         $ 165,488
                                                                               =========         =========

                         BUSINESS OUTLOOK RECONCILIATION

This table does not reflect the potential impact of any mergers, acquisitions or other business combinations that may be completed after the date of this release.

                                                       Q3 2004 RANGE                      ANNUAL 2004 RANGE
                                                       -------------                      -----------------
                                                 Low end          Upper end           Low end          Upper end
                                                 -------          ---------           -------          ---------
Expected revenues                            $ 69,000,000       $ 73,000,000       $ 280,000,000      $ 290,000,000
                                             ============       ============       =============      =============

Expected GAAP net income per share           $       0.12       $       0.15       $        0.49       $       0.57

Add back per share impact of amortization
and stock based compensation                 $       0.02       $       0.02       $        0.10       $       0.10
                                             ------------       ------------       -------------      -------------

Expected non-GAAP net income per share       $       0.14       $       0.17       $        0.59       $       0.67
                                             ============       ============       =============      =============